SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) December 16, 1997
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                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-11661                    13-3447441
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(State of Incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)


3 World Financial Center
New York, New York                                               10285
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

         On December 16, 1997 Lehman ABS Corporation ("LABS") transferred $50,000,000 aggregate principal amount of 7.12% Debentures due July 15, 2097 (the "Underlying Securities") issued by BellSouth Capital Funding Corporation (the "Underlying Securities Issuer") to the Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 Trust (the "Trust") established by LABS, which issued Corporate Bond-Backed Certificates, Series 1997-BellSouth-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of December 16, 1997 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated December 16, 1997 (the "Underwriting Agreement"), between LABS and Lehman.


ITEM 7.  Financial Statements and Exhibits

         (a)   Financial Statements - Not Applicable

         (b)   Pro Forma Financial Information - Not Applicable

         (c)   Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      4.1 Series Supplement, dated as of December 16, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms, dated as of February 28, 1996, between Lehman ABS Corporation and The Bank of New York.

    99.1 Structural Term Sheet - Indicative Summary of Terms for Corporate Bond-Backed Certificates, Series 1997-BellSouth-1, issued December 16, 1997.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEHMAN ABS CORPORATION

                                          /s/ Mark L. Zusy
                                          ----------------------------------
                                          Name: Mark L. Zusy
                                          Title: Senior Vice President

December 16, 1997

                                INDEX TO EXHIBITS
                                -----------------


   Exhibit No.                    Description
   -----------                    -----------



       4.1 Standard Terms for Trust Agreements, dated as of February 28, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with the Series Supplement, dated as of December 16, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee.


      99.1 Structural Term Sheet Indicative Summary of Terms for Corporate Bond-Backed Certificates, Series 1997-BellSouth-1, issued December 16, 1997.